SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                     POST-EFFECTIVE AMENDMENT NUMBER ONE TO
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                                  COMCAM, INC.
               (Formerly, Bullet Environmental Technologies, Inc.)
             (Exact name of registrant as specified in its charter)

         DELAWARE                         98-0208402
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
                                        incorporation or organization)


        1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380
        -----------------------------------------------------------------
                    (Address of principal executive offices)


                      The 2002 Benefit Plan of ComCam, Inc.
                            (Full title of the plan)

                  The Company Corporation, 400-2711 Centerville
                     Road, Wilmington, Delaware 19808 (Name,
                    address, including zip code, of agent for
                                    service)


   Telephone number, including area code, of agent for service: (302) 636-5440
                                 --------------


















                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 9.  Undertakings

Pursuant to the undertaking set forth in paragraph (a)(3) of Item 9. of the registrant's registration statement on Form S-8 Commission File Number 333-100145 (the "Form S-8") filed on September 9, 2002, ComCam, Inc. (formerly "Bullet Environmental Technologies, Inc.".) ("Company") hereby removes from registration any and all remaining shares of common stock registered under its Form S-8 which have not been issued or reserved for issuance under the Company's consulting or option agreements as of the date specified below.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment One to the Form S-8 registration statement Commission File Number 333-100145, filed on September 9, 2002 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Chester, Pennsylvania 19380 on May 16, 2003.

  ComCam, Inc.


  By: /s/ Don Gilbreath
      ------------------ -------------------------------------------------------
  Don Gilbreath, Chief Executive Officer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, has been signed by the following persons in the respective capacities and on the dates indicated.

Signature                           Title                   Date


/s/ Don Gilbreath          Chief Executive Officer, Chief Financial Officer
                                    Director                       May 16, 2003

/s/ Robert Betty                            Director                    May 16,
----------------
2003
Robert Betty


/s/ Ross Wilmot                           Corporate Secretary
Ross Wilmot                                Director                     May 16,
2003

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